RESTRICTED CASH	12 Months Ended
Dec. 31, 2012
RESTRICTED CASH
RESTRICTED CASH
8. RESTRICTED CASH

Restricted cash, as of December 31, 2012 and December 31, 2011, was as follows:

	As of December 31,	As of December 31,
	2012	2011
Minimum Liquidity	$-	$250
Retention accounts	1,311	-
Short term restricted cash accounts	1,311	250
Letters of guarantee	31	31
Long term restricted cash accounts	31	31
	$1,342	$281

As of December 31, 2012, the Company retained in its bank accounts an amount of $1,311 following the disposal of vessels Hiona and Hiotissa. This amount refers to cash that can be withheld at any time by Piraeus Bank as the Company is in breach of the covenants under the respective Credit Facility and which will be used as per the final agreement reached with Piraeus Bank on April 10, 2013 as follows: (a) $282 for payment of trade debt of the two vessels and $1,029 for the settlement of outstanding loan liabilities at the bank’s discretion.